Exhibit No. 1
Form S-3
Headway Corporate Resources, Inc.

                    AFGL INTERNATIONAL, INC.

               Options for the Purchase of 100,000
                     Shares of Common Stock
                         Par Value $0.01

                     STOCK OPTION AGREEMENT

THE  HOLDER  OF  THE OPTIONS REPRESENTED BY THIS  AGREEMENT  (THE
"OPTIONS"), BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE OPTIONS AND COMMON STOCK ISSUABLE UPON CONVERSION OF THE OPTIONS, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

      This is to certify that, for value received, MICHAEL LIST (the "Optionee") is entitled to purchase from AFGL INTERNATIONAL, INC. (the "Company"), on the terms and conditions hereinafter set forth, all or any part of 100,000 shares of the Company's common stock, par value $0.01 (the "Common Stock"), at the Purchase Price (as hereinafter defined), and on the terms hereinafter set forth. This Agreement constitutes an "Award Agreement" as defined in the 1993 Stock Incentive Plan of the Company ("Plan"), and is intended to qualify as an incentive option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the fullest extent permitted under section 422 of the Code. A copy of the Plan will be made available to the Optionee on request. Except as otherwise provided herein, the Options shall be governed by the terms and conditions set forth in the Plan. The Options are granted pursuant to an employment agreement (the "Employment Agreement") between the Optionee, the Company, and Headway Corporate Staffing Services, Inc., a wholly-owned subsidiary of the Company ("CSS").

      Upon exercise of the Options in whole or in part, a certificate for the Common Stock so purchased shall be issued and delivered to the Optionee, upon presentation and surrender to the Company of the duly executed form of purchase attached hereto accompanied by payment of the Purchase Price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company. If less than the total number of Options is exercised, a new Option of similar tenor shall be issued for the unexercised portion of the Option. As soon as practicable after

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any  proper exercise of an Option, the Company shall, deliver  to the  Optionee  at the main office of the Company, or  such  other
place   as  shall  be  mutually  acceptable,  a  certificate   or
certificates representing the shares of Common Stock as to which the Options have been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for
such   period   as   may  comply  with  any  applicable   listing
requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

      The Options are granted subject to the following further terms and conditions:

     1. The Options shall vest, subject to continued employment by the Company or CSS on the date of vesting, to the extent required hereunder, and become exercisable as follows:

          (a) With respect to 33,334 of the shares subject to this option, at any time commencing on May 31, 1998, and continuing until May 31, 2006 (the "1998 Options");

          (b) With respect to 33,333 of the shares subject to this option, at any time commencing on May 31, 1999 and continuing until May 31, 2006 (the "1999 Options"); and

          (c) With respect to 33,333 of the shares subject to this option, at any time commencing on May 31, 2000, and continuing until May 31, 2006 (the "2000 Options").

The initial price at which all shares covered by the Options may be purchased shall be the market price as determined in accordance with the Plan, subject to adjustment in accordance with the following terms (the purchase price as so adjusted from time to time is herein referred to as the "Purchase Price"). In the event that at any time during the six-month period following the date of this Agreement the closing bid price for the common stock of the Company on any given day (an "Adjustment Day"), as reported on the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), a national stock exchange, or, if the common stock is not reported on NASDAQ or on a national stock exchange, as reported on the "OTC Bulletin Board" operated by the National Association of Securities Dealers, Inc., is at least $0.50 lower than the Purchase Price in effect on that date (such lower price being the "Adjustment Day Bid"), the
Optionee may, at its election, adjust the Purchase Price for Options down to the Adjustment Day Bid. Such election shall be made by written notice to the Company given not more than three business days following the applicable Adjustment Date. Adjustment of the Purchase Price under this paragraph may be made by the Optionee on two occasions only during the six-month period following the date of this Agreement; provided, that if the initial Purchase Price on the date of this Agreement is $5.125, but less than $6.125, the right of adjustment may be exercised three times; and provided further, that if the initial Purchase Price on the date of this Agreement is $6.125 or more, the right of adjustment may be exercised that number of times equal to the sum of: (i) the product of (x) the initial Purchase Price on the date of this Agreement minus $5.125 rounded down to the nearest whole number, and (y) two; plus (ii) three. Any notice required pursuant to this paragraph shall be deemed given on: the date hand-delivered to the offices of the Company, attention Barry Roseman, 850 Third Avenue, 11th Floor, New York, New York 10022; the date sent by facsimile transmission to the Company, attention Barry Roseman, (212) 508-3540; or, the date deposited in the U.S. Mail, first class postage pre-paid,

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addressed to the Company, attention Barry Roseman, at the address set forth above for hand-delivery.

In the event the full-time employment of the Optionee by the Company or CSS terminates, by reason of the death, disability, termination by Optionee for "good cause" as defined in the Employment Agreement, or by CSS other than for "cause" as defined in the Employment Agreement, all Options shall vest and become immediately exercisable in full, and the Options so vested shall expire 180 days following the date on which the employment of the Optionee is terminated. In the event the full time employment of the Optionee by the Company or CSS terminates for any reason other than those enumerated in the preceding sentence, no further purchase rights shall vest after the date of termination, and the purchase rights that are vested on the date of termination shall expire 180 days following the date employment of the Optionee terminates. In the event there is a Change in Control of the
Company (as defined in the Plan), the right to purchase all shares of Common Stock evidenced by this option shall vest in full on the date of the Change of Control, and the purchase rights so vested shall expire 180 days following the date of the Change in Control.

      2. The Optionee acknowledges that the shares subject to Options have not and may not be registered as of the date of exercise of this option under the Act or the securities laws of any state. The Optionee acknowledges that Options and the shares issuable on exercise of the Options, when and if issued, may be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and, in such case, must be held indefinitely unless subsequently registered under the Act and any other applicable state registration requirements. Except as specifically provided herein, the Company is under no obligation to register the securities under the Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the shares may be practicably impossible. The Optionee shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this option. The Company shall use its best efforts to register the shares subject to Options under the Securities Act of 1933 on Forms S-3 or S-8 (including the successor forms thereto), at the time the right to purchase any such shares vests. As of the date hereof, the Company has no reason to believe said registration forms will not be available to the Company. In no event shall the Company be required to register the shares subject to Options on any other form now or hereafter adopted by the Securities and Exchange Commission. Any obligation of the Company to register the shares subject to Options shall be deferred so long as any investment banking firm for the Company reasonably determines that registering such shares could adversely affect any proposed offering of the securities of the Company, which the Company proposes to file within 180 days following the date on which any shares are required to be registered hereunder.

      3. The Company, during the term of this Agreement, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any share of its stock hereunder shall relieve the Company of any

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
liability in respect of the non-issuance or sale of such stock as to which such requisite authorization shall not have been obtained. In the event that such stock cannot be issued, the Company will renegotiate this Agreement in good faith with the Optionee and shall provide Optionee with value comparable to that of the unexerciseable options.

      4. The number of shares of Common Stock purchasable upon the exercise of Options and the Purchase Price per share shall be appropriately adjusted to reflect any merger, consolidation, reorganization, liquidation, dissolution, cash dividend on the Common Stock representing 30% or more of the capital surplus of the Company, or similar transaction. In furtherance of the foregoing, and not in limitation thereof, if the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share option price thereof, which may be issued to the Optionee under this Agreement upon exercise of the Options granted under this Agreement. The purchase rights represented by Options shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to Options shall be eliminated from such Options, the Optionee shall have no purchase rights with respect to said fractional shares.

      5. The Company covenants and agrees that all shares which may be delivered upon the exercise of Options will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof.

      6. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this and all other Options of like tenor then outstanding.

      7. Options shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this option or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this option shall be exercised. Furthermore, notwithstanding the exercise of the Options, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to optioned shares until the Company issues the stock certificate. Except as provided in paragraph 4, above, no adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued.

      8. The holder of the Options , by acceptance hereof, acknowledges and agrees that this option is not transferable by the Optionee except by will or the laws of descent or distribution; provided, that all of the Options that are not incentive stock options, or any portion thereof, may be transferred by the Optionee to a trust so long as the sole beneficiaries of such trust are the Optionee, his spouse, or his children, or any combination thereof. The Company may deem and treat the

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
registered owner of the Options as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

      9. In the event that any provision of this Agreement document is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

      10. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Nevada, without regard to the principles of conflicts of law thereof.

      11. Except as otherwise provided herein, this Agreement shall be binding on and inure to the benefit of the Company and the person to whom an Option is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

     IN WITNESS WHEREOF, the Company has caused this option to be executed by the signature of its duly authorized officer, effective this 31st day of May, 1996.

                                   AFGL INTERNATIONAL, INC.

                                   By /s/ Gary S. Goldstein
                                       Duly Authorized Officer

      The undersigned Optionee hereby acknowledges receipt of a copy of the foregoing Options and acknowledges and agrees to the terms and conditions set forth in the option.

                                      /s/ Michael List

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

                        FORM OF PURCHASE
           (to be signed only upon exercise of Option)

TO:  AFGL INTERNATIONAL, INC.

       The Optionee, holder of the attached option, hereby irrevocable elects to exercise the purchase rights represented by the option for, and to purchase thereunder, ____________________ shares of common stock of AFGL International, Inc., at a Purchase Price of $______________________ per share, and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Optionee at:

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

      [The Optionee represents that the common stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act of 1933, as amended (the "Act"), and applicable state statutes, and that the Optionee has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Optionee understands that the common stock has not been registered, but is being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the common stock may, under certain circumstances, be inconsistent with these exemptions. The Optionee acknowledges that the common stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Act or an exemption from such registration is available. Except as specifically provided in the attached option, the Company is under no obligation to register the common stock under the Act. The certificates representing the common stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.*]

      The Optionee agrees and acknowledges that this purported exercise of the option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

             DATED this ____ day of_____________________, __________.



                                   ___________________________________
                                   Signature
_______________________________

* Applicable if not then registered under the Securities Act of 1933, as amended.

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
July 19, 1996

AFGL International, Inc.
850 Third Avenue, 11th fl.
New York, NY. 10022
Att: Barry Roseman


Re: Notice Pursuant to Stock Option Agreement

Pursuant to Section 1 of Stock Option Agreement between AFGL International, Inc., (the "Company") and me dated May 31, 1996. I hereby exercise my right to adjust the Purchase Price of the Options to the Adjustment Day Bid as of July 16, 1996, such Adjustment Day Bid being $3.3125.

Please acknowledge your timely receipt of this Notice by signing and returning the enclosed copy of this Notice to me.

Sincerely,

Michael List

Timely Receipt is Hereby Acknowledged.
AFGL International, Inc.

/s/

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
                HEADWAY CORPORATE RESOURCES, INC.

               Options for the Purchase of 103,231
                     Shares of Common Stock
                        Par Value $0.0001

                     STOCK OPTION AGREEMENT

THE  HOLDER  OF  THE OPTIONS REPRESENTED BY THIS  AGREEMENT  (THE
"OPTIONS"), BY ACCEPTANCE HEREOF, BOTH WITH RESPECT TO THE OPTIONS AND COMMON STOCK ISSUABLE UPON CONVERSION OF THE OPTIONS, AGREES AND ACKNOWLEDGES THAT THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE TRANSFERRED OR SOLD IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT OR OTHER COMPLIANCE UNDER THE ACT OR THE LAWS OF THE APPLICABLE STATE OR A "NO ACTION" OR INTERPRETIVE LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER, AND ITS COUNSEL, TO THE EFFECT THAT THE SALE OR TRANSFER IS EXEMPT FROM REGISTRATION UNDER THE ACT AND SUCH STATE STATUTES.

      This is to certify that, for value received, Michael List, 23 Allen Road, Rockville Center, NY 10570 (the "Optionee") is entitled to purchase from HEADWAY CORPORATE RESOURCES, INC. (the "Company"), on the terms and conditions hereinafter set forth, all or any part of 103,231 shares of the Company's common stock, par value $0.0001 (the "Common Stock"), at the Purchase Price (as hereinafter defined), and on the terms hereinafter set forth. This Agreement constitutes an "Award Agreement" as defined in the 1993 Stock Incentive Plan of the Company ("Plan"), and is
intended to qualify as an incentive option under section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), to the fullest extent permitted under section 422 of the Code. A copy of the Plan will be made available to the Optionee on request. Except as otherwise provided herein, the Options shall be governed by the terms and conditions set forth in the Plan. The Options are granted pursuant to an employment agreement (the "Employment Agreement") between the Optionee, the Company, and Headway Corporate Staffing Services, Inc., a wholly-owned subsidiary of the Company ("CSS").

      Upon exercise of the Options in whole or in part, a certificate for the Common Stock so purchased shall be issued and delivered to the Optionee, upon presentation and surrender to the Company of the duly executed form of purchase attached hereto accompanied by payment of the Purchase Price of each share purchased either in cash or by certified or bank cashier's check payable to the order of the Company. If less than the total number of Options is exercised, a new Option of similar tenor shall be issued for the unexercised portion of the Option. As soon as practicable after any proper exercise of an Option, the Company shall, deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Options have been exercised. The time

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
of issuance and delivery of the Common Stock may be postponed by the Company for such period as may comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

      The Options are granted subject to the following further terms and conditions:

       1.     The   Options  are  fully  vested  and  exercisable
immediately.   The  price  at which all  shares  covered  by  the
Options may be purchased ("Purchase Price") is $3.94, subject to adjustment as hereinafter provided.

The Options shall expire March 31, 2002; provided, that the Options shall expire earlier on the date which is either 180 days following the date on which the employment of the Optionee is terminated for any reason or there is a Change in Control of the Company (as defined in the Plan).

      2. The Optionee acknowledges that the shares subject to Options have not and may not be registered as of the date of exercise of this option under the Act or the securities laws of any state. The Optionee acknowledges that Options and the shares issuable on exercise of the Options, when and if issued, may be "restricted securities" as defined in Rule 144 promulgated by the Securities and Exchange Commission and, in such case, must be held indefinitely unless subsequently registered under the Act and any other applicable state registration requirements. Except as specifically provided herein, the Company is under no obligation to register the securities under the Act or under applicable state statutes. In the absence of such a registration or an available exemption from registration, sale of the shares may be practicably impossible. The Optionee shall confirm to the Company the representations set forth above in connection with the exercise of all or any portion of this option.

At the request of the holder of this option, the Company shall use its best efforts to register the shares subject to Options under the Securities Act of 1933 on Forms S-3 or S-8 (including the successor forms thereto), at the time the right to purchase any such shares vests. As of the date hereof, the Company has no reason to believe said registration forms will not be available to the Company. In no event shall the Company be required to register the shares subject to Options on any other form now or hereafter adopted by the Securities and Exchange Commission. Any obligation of the Company to register the shares subject to Options shall be deferred so long as any investment banking firm for the Company reasonably determines that registering such shares could adversely affect any proposed offering of the securities of the Company, which the Company proposes to file within 180 days following the date on which any shares are required to be registered hereunder.

      3. The Company, during the term of this Agreement, will use its best efforts to seek to obtain from the appropriate regulatory agencies any requisite authorization in order to issue and sell such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Agreement. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful issuance and sale of any share of its stock hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such requisite authorization shall not have been obtained. In the event that such stock cannot be issued, the Company will renegotiate this Agreement in good faith with the Optionee and shall provide Optionee with value comparable to that of the unexercisable options.

      4. The number of shares of Common Stock purchasable upon the exercise of Options and the Purchase Price per share shall be appropriately adjusted to reflect any merger, consolidation, reorganization, liquidation, dissolution, cash dividend on the Common Stock representing 30% or more of the capital surplus of the Company, or similar transaction. In furtherance of the foregoing, and not in limitation thereof, if the outstanding shares of Common Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, the Company or its successors and assigns shall make an appropriate and proportionate adjustment in the number or kind of shares, and the per-share option price thereof, which may be issued to the Optionee under this Agreement upon exercise of the Options granted under this Agreement. The purchase rights represented by Options shall not be exercisable with respect to a fraction of a share of Common Stock. Any fractional shares of Common Stock arising from the dilution or other adjustment in the number of shares subject to Options shall be eliminated from such Options, the Optionee shall have no purchase rights with respect to said fractional shares.

      5. The Company covenants and agrees that all shares which may be delivered upon the exercise of Options will, upon delivery, be free from all taxes, liens, and charges with respect to the purchase thereof.

      6. The Company agrees at all times to reserve or hold available a sufficient number of shares of Common Stock to cover the number of shares issuable upon the exercise of this and all other Options of like tenor then outstanding.

      7. Options shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company, or to any other rights whatsoever, except the rights herein expressed, and no dividends shall be payable or accrue in respect of this option or the interest represented hereby or the shares purchasable hereunder until or unless, and except to the extent that, this option shall be exercised. Furthermore, notwithstanding the exercise of the Options, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to optioned shares until the Company issues the stock certificate. Except as provided in paragraph 4, above, no adjustment will be made for a dividend or other rights for which the record date is prior to the date the stock certificate is issued.

      8. The holder of the Options , by acceptance hereof, acknowledges and agrees that this option is not transferable by the Optionee except by will or the laws of descent or distribution; provided, that all of the Options that are not incentive stock options, or any portion thereof, may be transferred by the Optionee to a trust so long as the sole beneficiaries of such trust are the Optionee, his spouse, or his children, or any combination thereof. The Company may deem and treat the registered owner of the Options as the absolute owner hereof for all purposes and shall not be affected by any notice to the contrary.

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      9.    In  the  event that any provision of  this  Agreement
document is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or unenforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision were not contained herein.

      10. This Agreement shall be governed by and construed in accordance with the internal laws of the state of Delaware, without regard to the principles of conflicts of law thereof.

      11. Except as otherwise provided herein, this Agreement shall be binding on and inure to the benefit of the Company and the person to whom an Option is granted hereunder, and such person's heirs, executors, administrators, legatees, personal representatives, assignees, and transferees.

     IN WITNESS WHEREOF, the Company has caused this option to be executed by the signature of its duly authorized officer, effective this 31st day of March, 1997.

                              HEADWAY CORPORATE RESOURCES, INC.

                              By /s/ Gary S. Goldstein
                                  Duly Authorized Officer

      The undersigned Optionee hereby acknowledges receipt of a copy of the foregoing Options and acknowledges and agrees to the terms and conditions set forth in the option.

                                 /s/ Michael List

                        FORM OF PURCHASE
           (to be signed only upon exercise of Option)

TO:  AFGL INTERNATIONAL, INC.

       The Optionee, holder of the attached option, hereby irrevocable elects to exercise the purchase rights represented by the option for, and to purchase thereunder, ____________________ shares of common stock of AFGL International, Inc., at a Purchase Price of $______________________ per share, and herewith makes payment therefor, and requests that the certificate(s) for such shares be delivered to the Optionee at:

_________________________________________________________________

_________________________________________________________________

_________________________________________________________________

      [The Optionee represents that the common stock is being acquired without a view to, or for, resale in connection with any distribution thereof without registration or other compliance under the Securities Act of 1933, as amended (the "Act"), and applicable state statutes, and that the Optionee has no direct or indirect participation in any such undertaking or in the underwriting of such an undertaking. The Optionee understands that the common stock has not been registered, but is being acquired by reason of a specific exemption under the Act as well as under certain state statutes for transactions by an issuer not involving any public offering and that any disposition of the common stock may, under certain circumstances, be inconsistent with these exemptions. The Optionee acknowledges that the common stock must be held and may not be sold, transferred, or otherwise disposed of for value unless subsequently registered under the Act or an exemption from such registration is available. Except as specifically provided in the attached option, the Company is under no obligation to register the common stock under the Act. The certificates representing the common stock will bear a legend restricting transfer, except in compliance with applicable federal and state securities statutes.*]

      The Optionee agrees and acknowledges that this purported exercise of the option is conditioned on, and subject to, any compliance with requirements of applicable federal and state securities laws deemed necessary by the Company.

             DATED this ____ day of___________________, __________.



                                   _________________________________
                                   Signature
_______________________________

* Applicable if not then registered under the Securities Act of 1933, as amended.

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